EXHIBIT 10 (i)


                        AMENDMENT NO. 1


        THIS AMENDMENT NO. 1 (the "Amendment") is dated as of the 26th day of March, 1997, and is between Family Dollar Stores, Inc., a corporation organized under the laws of the state of Delaware (the "Borrower") and NationsBank, N.A. (the "Bank").

                            RECITALS

        (a) The Borrower and the Bank have entered into that certain Credit Agreement, dated as of March 31, 1996 (the
"Agreement").

        (b) The Borrower and the Bank desire to amend the Agreement as set forth herein.

        NOW THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

        SECTION 1. Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

        SECTION 2. Amendments to the Agreement. The Agreement is, effective as of the date first above written, hereby amended by deleting the date "March 30, 1997" in the definition of "Tranch B
Termination Date" and replacing it with "March 29, 1998".

        SECTION 3.  Obligations. The Borrower shall remain
responsible for the performance of its obligations under the Agreement, as amended hereby, and its obligations under the other
Loan Documents.

        SECTION 4. Integration; Confirmation. On and after the date hereof, each reference in the Agreement to "this Agreement," "herein," "hereunder" or words of similar import, and each such reference in all other documents delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

        SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts (including counterparts signed and delivered by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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        SECTION 6.  Governing Law.  This Amendment shall be
construed in accordance with and governed by the law of the State of North Carolina.


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


BANK:                              BORROWER;

NATIONSBANK, N.A.                  FAMILY DOLLAR STORES, INC.

BY:     LOY D. THOMPSON III        By:     C. MARTIN SOWERS
Name:   LOY D. THOMPSON III        Name:   C. MARTIN SOWERS
Title:  Senior Vice President      Title:  Senior Vice President-
                                           Finance



Consented to by:


GUARANTORS:

FAMILY DOLLAR SERVICES, INC.       FAMILY DOLLAR OPERATIONS, INC.

BY:     C. MARTIN SOWERS           By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS           Name:   C. MARTIN SOWERS
Title:  Senior Vice President-     Title:  Senior Vice President-
        Finance                            Finance


FAMILY DOLLAR TRUCKING, INC.

BY:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS
Title:  Senior Vice President-
        Finance